Exhibit 10.20(c-1)


                               AMENDMENT NO. 1 TO
                            KENDLE INTERNATIONAL INC.
                   1997 STOCK OPTION AND STOCK INCENTIVE PLAN



This Amendment No. 1 is made and effective as of March 23, 1999 to the Kendle International Inc. 1997 Stock Option and Stock Incentive Plan (the "Plan") under the following circumstances:

         A. Kendle International Inc. (the "Company") desires to amend the Plan to clarify permitted tax withholding thereunder; and

         B. On March 23, 1999, the Board of Directors approved amending the Plan, in accordance with the terms set forth below.


NOW, THEREFORE, the Plan shall be amended as follows:

1. Definitions. All capitalized terms herein, unless specifically defined in this Amendment, shall have the meanings given to them in the Plan.

2. Amendment. Section 13.3 is hereby amended by adding the following sentence to the end of such section: "Shares cannot be withheld in excess of the minimum number required for tax withholding."

3. Affirmation. Except as amended hereby, the Plan remains unchanged and in full force and effect.


IN WITNESS WHEREOF, this Amendment has been executed as of March 23, 1999.



                                      KENDLE INTERNATIONAL INC.



                                      /s/ Paul F. Ritter
                                      ------------------------------
                                      Paul F. Ritter, Secretary

Exhibit 10.20(c-3)
                               AMENDMENT NO. 3 TO
                            KENDLE INTERNATIONAL INC.
                   1997 STOCK OPTION AND STOCK INCENTIVE PLAN



This Amendment No. 3 is made and effective as of February 22, 2001 to the Kendle International Inc. 1997 Stock Option and Stock Incentive Plan, as amended, (the "Plan") under the following circumstances:

         A. Kendle International Inc. (the "Company") desires to amend the Plan to adjust the number of options awarded to non-employee directors thereunder; and

         B. On February 22, 2001, the Board of Directors approved amending the Plan, in accordance with the terms set forth below.


NOW, THEREFORE, the Plan shall be amended as follows:

1. Definitions. All capitalized terms used herein, unless specifically defined in this Amendment, shall have the meanings given to them in the Plan.

2. Amendment. Section 6.4(a)(iv) is hereby amended and restated in its entirety to read as follows: "(iv) An Option for such number of Shares, if any, as determined annually by the Board upon each annual election as a director thereafter."

3. Affirmation. Except as amended hereby, the Plan remains unchanged and in full force and effect.


IN WITNESS WHEREOF, this Amendment has been executed as of February 22, 2001.



                                     KENDLE INTERNATIONAL INC.



                                     /s/ Paul F. Ritter
                                     ---------------------------
                                     Paul F. Ritter, Secretary

Exhibit 10.20(e-1)

                            KENDLE INTERNATIONAL INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                               AMENDMENT NUMBER 1


         The Kendle International Inc. 1998 Employee Stock Purchase Plan (the "Plan"), as adopted by the Board of Directors of Kendle International Inc. ("Kendle") on March 24, 1998 and by Kendle's shareholders on May 21, 1998 is hereby amended in the following respects:

         1. The reference to "24" contained in the first paragraph of Section 2 of the Plan is corrected to refer to "20".

         2. The second paragraph of Section 2 of the Plan is corrected in its entirety to read as follows:


              An Eligible Employee may not be granted the right to purchase Common Shares for any Purchase Period if, immediately after such right is granted, such employee would own 5% or more of the total combined voting power or value of all classes of stock of Kendle International Inc. or any subsidiary thereof (determined for purposes hereof after applying the rules of Section 424(d) of the Internal Revenue Code in calculating the employee's stock ownership and by treating stock which the employee may purchase under outstanding options or rights as stock owned by the employee). Also, an Eligible employee may not purchase Common Shares hereunder if and to the extent, for any calendar year, such employee's aggregate rights to purchase stock for such calendar year under all employee stock purchase plans of Kendle would exceed $25,000 of the fair market value of such stock (with such fair market value determined in the manner provided by Section 423(b)(8) of the Internal Revenue Code).


         3.   Section 13.3 is added to the Plan, to immediately follow Section
              13.2 and shall read in its entirety as follows:

              Notwithstanding any other provision contained within this Plan, the maximum number of Common Shares which may be purchased by an Eligible employee during a Purchase Period shall be limited to not more than 5,000 shares.

         Except as modified in items 1, 2 and 3 above, all other provisions of the Plan shall remain unchanged. This Amendment Number 1 to the Plan shall become effective only upon the approval (by written consent or otherwise) of Kendle's Board of Directors or an authorized subcommittee thereof.

Exhibit 10.20(e-2)


                            KENDLE INTERNATIONAL INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                               AMENDMENT NUMBER 2


         The Kendle International Inc. 1998 Employee Stock Purchase Plan (the "Plan"), as adopted by the Board of Directors of Kendle International Inc. ("Kendle") on March 24, 1998 and by Kendle's shareholders on May 21, 1998, as amended, is hereby amended further in the following respects:


         4. The second sentence of the first paragraph of Section 2 is hereby amended in its entirety to read as follows:

              "An Eligible Employee is one who has been continuously employed by Kendle for at least one month."


         Except as modified above, all other provisions of the Plan, as previously amended, shall remain unchanged. This Amendment Number 2 to the Plan shall become effective only upon the approval (by written consent or otherwise) of Kendle's Board of Directors or an authorized subcommittee thereof.

Exhibit 10.20(e-3)
                            KENDLE INTERNATIONAL INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                               AMENDMENT NUMBER 3


         This Amendment No. 3 to the Kendle International Inc. 1998 Employee Stock Purchase Plan (the "Plan"), as adopted by the Board of Directors of Kendle International Inc. ("Kendle") on March 24, 1998 and by Kendle's shareholders on May 21, 1998, as amended, is hereby amended further in the following respects:


         5. Definitions. All capitalized terms herein, unless specifically defined in this Amendment No. 3, shall have the meanings given to them in the Plan.

         6. Amendment. The second paragraph of Section 3 is hereby superseded and replaced in its entirety by the following new paragraph:

              "This Plan shall remain in effect until the later of: (a) the time when all Common Shares issuable under the Plan have been issued, or (b) June 30, 2007."


         7. Condition. This Amendment No. 3 to the Plan shall become effective only upon the approval (by written consent or otherwise) of Kendle's Board of Directors or an authorized committee or subcommittee thereof.

         8. Affirmation. Except as modified above, all other provisions of the Plan, as previously amended, shall remain unchanged and in full force and effect.


IN WITNESS WHEREOF, this Amendment No. 3 has been executed as of February 2003.




                                         KENDLE INTERNATIONAL INC.




                                         By: /s/ Paul F. Ritter
                                            ---------------------

                                         Paul F. Ritter, Secretary

Exhibit 10.20(f-1)
                               AMENDMENT NO. 1 TO
                            KENDLE INTERNATIONAL INC.
                        1997 DIRECTORS' COMPENSATION PLAN



This Amendment No. 1 is made and effective as of August 11, 2000 to the 1997 Directors' Compensation Plan (the "Plan") under the following circumstances:

         A. Kendle International Inc. (the "Company") desires to amend the Plan to increase the compensation to be issued thereunder; and

         B. On August 11, 2000, the Board of Directors of the Company approved amending the Plan as set forth below.

NOW, THEREFORE, the Plan is amended as follows:

1. Definitions. All capitalized terms herein, unless specifically defined in this Amendment, shall have the meanings given to them in the Plan.

2. Amendment. Section 1 is hereby amended and restated to read in its entirety as follows:

              1. Compensation of Non-Employee Directors.

              All directors who are not employees of the Company shall be paid the following fees as provided in Section 2 below:

              a. A retainer of $3,000 for each meeting of the Board of Directors attended; and

              b. A retainer of $1500 for each committee meeting attended.

1. Affirmation. Except as amended hereby, the Plan remains unchanged and in full force and effect.


IN WITNESS WHEREOF, this Amendment has been executed as of August 11, 2000.



                                          KENDLE INTERNATIONAL INC.



                                          /s/ Paul F. Ritter
                                          ---------------------------
                                          Paul F. Ritter, Secretary

Exhibit 10.20(f-2)

                               AMENDMENT NO. 2 TO
                            KENDLE INTERNATIONAL INC.
                        1997 DIRECTORS' COMPENSATION PLAN

This Amendment No. 2 is made and effective as of November 8, 2001 to the 1997 Directors' Compensation Plan, as amended (the "Plan"), under the following circumstances:

         A. Kendle International Inc. (the "Company") desires to amend the Plan to provide that non-employee directors may elect to receive up to fifty percent (50%) of the compensation payable thereunder in the form of cash; and

         B. On November 8, 2001, the Board of Directors of the Company approved amending the Plan as set forth below.

NOW, THEREFORE, the Plan is amended as follows:

1. Definitions. All capitalized terms used herein, unless specifically defined in this Amendment, shall have the meanings given to them in the Plan.

2.       Amendment.

              2.1 The caption paragraph of the Plan is hereby amended and restated to read in its entirety as follows:

                           "This Directors' Compensation Plan has been adopted by the Board of Directors of Kendle International Inc. in order to align further the interests of the Company's non-employee Directors with the interests of shareholders by providing that their compensation be paid, at least in part, through the issuance of Common Shares of the Company."

              2.2 Section 2 of the Plan is hereby amended and restated to read in its entirety as follows:

                           "2. PAYMENT TERMS

                           The meeting fees set forth in Section 1 above shall be paid by the Company quarterly, in arrears, as soon as practicable following the end of each quarter in the form of Company Common Shares. Notwithstanding the foregoing, a Director may elect to receive not more than fifty percent (50%) of his/her compensation to be paid hereunder in the form of cash. Such election may be made only once per year, in advance, and will be effective for the entire ensuing calendar year.

                           The number of Common Shares to be issued shall be determined by dividing the dollar amount of the fee by the average of the per share Fair Market Value of the Common Shares, as defined in Section 3, for the ten trading days prior to the end of each quarter. The resulting number shall then be rounded up to the nearest share."

3. Affirmation. Except as amended hereby, the Plan remains unchanged and in full force and effect.


IN WITNESS WHEREOF, this Amendment has been executed as of November 8, 2001.


                                        KENDLE INTERNATIONAL INC.

                                        /s/ Paul F. Ritter
                                        ---------------------------
                                        Paul F. Ritter, Secretary